Exhibit 10.8

PROMISSORY NOTE

     THIS PROMISSORY NOTE HAS BEEN ACQUIRED BY PAYEE FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED. THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND IS SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT OR LAWS PURSUANT TO REGISTRATION OR EXEMTION THEREFROM. NO COMMISSION OR OTHER REMUNERATION IS BEING PAID OR GIVEN DIRECTLY OR INDIRECTLY FOR SOLICITING ANY PROSPECTIVE PURCHASER OF THIS PROMISSORY NOTE. NO GENERAL SOLICITATION OR ADVERTISING HAS BEEN USED IN CONNECTION WITH THE ISSUANCE OF THIS PROMISSORY NOTE.


$69,865.00                                                      January 15, 2010

     FOR VALUE RECEIVED, the undersigned, Randall Letcavage with principal offices at 2603 Main Street, Suite 1150, Irvine, CA 92614 ("Maker"), promises to pay to the order of Ciralight Global Inc. ("Payee"), at 2603 Main Street, Suite 1150, Irvine, CA 92614 or at such other address as may be designated by the holder of this unsecured Promissory Note ("Note"), the sum of $69,865.00 in lawful money of the United States (receipt of which is hereby acknowledged by Maker), together with simple interest accruing on the outstanding principal balance hereof at the annual rate of Eight percent (8.0%) from and after the date hereof. The outstanding principal balance hereof, plus all accrued and unpaid interest, shall be due and payable on July 15, 2010.

     Maker shall have the privilege of prepaying the outstanding balance of this
Note in whole, at any time, or in part, from time to time, without premium or penalty. Any prepayment shall be applied first to accrued and unpaid interest and, thereafter, to the outstanding principal of this Note.

     Upon the occurrence of any of the following events ("Event of Default"), the holder hereof shall have the option to declare Maker to be in default under this Note and shall have the power to declare the unpaid principal balance hereof to be immediately due and payable:

          (a) Maker's failure to make any payment when due and payable hereunder and failure to cure such non-payment within thirty (30) days after the receipt by Maker of written notice thereof.

          (b) The  occurrence  of any of the  following  events with  respect to
Maker: (i) the making of an assignment for the benefit of creditors, or (ii) the commencement of proceedings in bankruptcy or any other proceedings for arrangement or reorganization of Maker's debts under any state or federal law, whether instituted by or against Maker (if proceedings are commenced against Maker, Maker shall have sixty (60) days to obtain dismissal of the proceedings).

     Except as otherwise provided herein, Maker waives presentment, demand, notice of dishonor, notice of protest and all other demands or notices with respect to the delivery, acceptance, performance and enforcement of this Note.

     This Note shall be deemed executed and delivered in the State of Utah, and shall be governed by and construed in accordance with the internal laws of the State of Utah, without regard to the laws of conflicts.

     All notices which may be given under this Note shall be made in writing and either delivered in person or sent by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier, addressed to the parties hereto at their respective addresses set forth above or to such other address as Maker or Payee may from time to time designate by notice hereunder. Maker or Payee may specify in writing a different address for such purposes by notice to the other. Notices shall be deemed to have been delivered upon the earlier of actual receipt or two business days after deposit in the United States mail or the second business day following the day notice is given by said overnight courier.

     The   provisions  of  this  Note  are  severable  and  the   invalidity  or
unenforceability of any provisions hereof shall not alter or impair the remaining provisions of this Note.

     IN WITNESS WHEREOF, Maker has executed this Note as of the day and year first above written.

Randall Letcavage


/s/ Randall Letcavage
-----------------------------------
Print name: Randall Letcavage


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